UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2015

CARDINAL ETHANOL, LLC
(Exact name of small business issuer as specified in its charter)

Indiana	000-53036	20-2327916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1554 N. County Road 600 E, Union City, IN	47390
(Address of principal executive offices)	(Zip Code)

(765)-964-3137
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Results of 2015 Annual Meeting

On February 10, 2015, Cardinal Ethanol, LLC ("Cardinal") held its 2015 annual members’ meeting (“2015 Annual Meeting”) to vote on the election of three directors whose terms were scheduled to expire in 2015 and to conduct an advisory vote on executive compensation called “Say-on-Pay”.

Proposal One: Election of Directors

Robert Davis, Cyril LeFevre and Dale Schwieterman were elected by a plurality vote of the members to serve terms which will expire in 2018. The votes for the nominees were as follows:

Nominee Directors	For	Withheld/Abstentions
Robert Davis	5,027	26
Cyril LeFevre	4,996	57
Dale Schwieterman	5,000	53

Proposal Two: Advisory Vote on Say-On-Pay

The compensation of our executives was approved by the members. The votes for Say-On-Pay were as follows:

For	Against	Abstentions
5,332	463	608

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL ETHANOL, LLC

Date: February 13, 2015	/s/ William Dartt
William Dartt
Chief Financial Officer
(Principal Financial and Accounting Officer)